ForeInvestors Choice Variable Annuity – I Share

Supplement Dated March 6, 2023

to your Prospectus Dated May 2, 2022

Effective February 28, 2023, the Current Expenses and the Current Expenses + Fund Facilitation Fee are updated for the below listed Sub-Account. Accordingly, the information in the “Current Expenses” and the “Current Expenses + Fund Facilitation Fee” columns for the below referenced Sub-Account listed in your prospectus under “Appendix B – Funds Available Under the Contract” is hereby deleted and replaced as follows:

DFA VA Global Bond Portfolio – Institutional

•	Current Expenses: 0.21%

•	Current Expenses + Fund Facilitation Fee: 0.56%

This Supplement should be retained for future reference.

FIC-I-030623-FC